WELLS FARGO BANK, N.A.,
as Master Servicer and Securities Administrator,

AMERICAN HOME MORTGAGE INVESTMENT TRUST 2007-2,
as Issuing Entity

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.,
as Sponsor

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee

MASTER SERVICING AGREEMENT Dated as of April 20, 2007
Mortgage Loans American Home Mortgage Investment Trust 2007-2

TABLE OF CONTENTS

Page
ARTICLE I Definitions
Section 1.01 Definitions.
Section 1.02 Other Definitional Provisions.
Section 1.03 Interest Calculations.
ARTICLE II Representations and Warranties
Section 2.01 Representations and Warranties Regarding the Master Servicer.
Section 2.02 Existence.
ARTICLE III Administration and Servicing of Mortgage Loans
Section 3.01 Master Servicer to Assure Servicing.
Section 3.02 Monitoring of Servicer.
Section 3.03 Fidelity Bond.
Section 3.04 Liability of the Master Servicer.
Section 3.05 Assumption or Termination of Subservicing Agreements by Indenture Trustee.
Section 3.06 Collection of Mortgage Loan Payments.
Section 3.07 [Reserved].
Section 3.08 [Reserved].
Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.
Section 3.10 Reserved.
Section 3.11 Reserved.
Section 3.12 Reserved.
Section 3.13 Reserved.
Section 3.14 Reserved.
Section 3.15 Master Servicing Compensation.
Section 3.16 Annual Statement as to Compliance.
Section 3.17 Annual Assessments of Compliance.
Section 3.18 Attestation Reports.
Section 3.19 Annual Certification.
Section 3.20 Intention of the Parties and Interpretation.
ARTICLE IV ADVANCES; COMPENSATING INTEREST; REPORTING
Section 4.01 Reserved.
Section 4.02 Reserved.
Section 4.03 Reserved.
Section 4.04 Advances.
Section 4.05 Compensating Interest Payments.
Section 4.06 Exchange Act Reporting.
ARTICLE V The Master Servicer
Section 5.01 Liability of the Master Servicer.
Section 5.02 Merger or Consolidation of or Assumption of the Obligations of the Master Servicer.
Section 5.03 Limitation on Liability of the Master Servicer and Others.
Section 5.04 Master Servicer Not to Resign.
Section 5.05 Delegation of Duties.
Section 5.06 Indemnification.
Section 5.07 Patriot Act.
ARTICLE VI Default
Section 6.01 Master Servicing Default.
Section 6.02 Indenture Trustee to Act; Appointment of Successor.
Section 6.03 Notification to Noteholders.
Section 6.04 Waiver of Defaults.
ARTICLE VII Miscellaneous Provisions
Section 7.01 Amendment.
Section 7.02 GOVERNING LAW.
Section 7.03 Notices.
Section 7.04 Severability of Provisions.
Section 7.05 Third-Party Beneficiaries.
Section 7.06 Counterparts.
Section 7.07 Effect of Headings and Table of Contents.
Section 7.08 Termination.
Section 7.09 No Petition.
Section 7.10 No Recourse.
Section 7.11 Consent to Jurisdiction.

EXHIBIT A -	MORTGAGE LOAN SCHEDULE
EXHIBIT B -	FORM OF REQUEST FOR RELEASE
EXHIBIT C -	FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY
EXHIBIT D -	FORM OF FORM CERTIFICATION TO BE PROVIDED TO THE MASTER SERVICER
EXHIBIT E -	SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
EXHIBIT F -	FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

This Master Servicing Agreement, dated as of April 20, 2007, among Wells Fargo Bank, N.A., as Master Servicer (the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), American Home Mortgage Investment Trust 2007-2, as Issuing Entity (the “Issuing Entity”), American Home Mortgage Acceptance, Inc., as Sponsor (the “Sponsor”) and Deutsche Bank National Trust Company, as Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H   T H A T :

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the “Company” or the “Depositor”) will acquire the Mortgage Loans;

WHEREAS, the Company will create American Home Mortgage Investment Trust 2007-2, a Delaware statutory trust, and will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement to the Issuing Entity;

WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of April 20, 2007 (the “Trust Agreement”) among the Company, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Securities Administrator, the Company will convey the Mortgage Loans to the Issuing Entity in exchange for the Certificates (as defined below);

WHEREAS, pursuant to the terms of the Trust Agreement, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2007-2 (the “Certificates”);

WHEREAS, pursuant to the terms of an Indenture, dated as of April 20, 2007 (the “Indenture”), among the Issuing Entity, the Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee, the Issuing Entity will pledge the Mortgage Loans and issue and transfer to or at the direction of the Company the Mortgage-Backed Notes, Series 2007-2 (the “Notes”); and

WHEREAS, pursuant to the terms of this Master Servicing Agreement, the Master Servicer will master service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A for the benefit of the holders of the Notes;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01  Definitions.

For all purposes of this Master Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02  Other Definitional Provisions.

(a)  All terms defined in this Master Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)  As used in this Master Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Master Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Master Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Master Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Master Servicing Agreement or in any such certificate or other document shall control.

(c)  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Master Servicing Agreement shall refer to this Master Servicing Agreement as a whole and not to any particular provision of this Master Servicing Agreement; Section and Exhibit references contained in this Master Servicing Agreement are references to Sections and Exhibits in or to this Master Servicing Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d)  The definitions contained in this Master Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03  Interest Calculations.

All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.01  Representations and Warranties Regarding the Master Servicer.

The Master Servicer represents and warrants to the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, as of the Cut-off Date and the Closing Date, that:

(i)  The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the Untied States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Master Servicing Agreement;

(ii)  The Master Servicer has the power and authority to make, execute, deliver and perform this Master Servicing Agreement and all of the transactions contemplated under this Master Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Master Servicing Agreement. When executed and delivered, this Master Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)  The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Master Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv)  The execution and delivery of this Master Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

(v)  No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Master Servicing Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Master Servicing Agreement.

The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

Section 2.02  Existence.

The Issuing Entity will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuing Entity will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Master Servicing Agreement.

ARTICLE III
ADMINISTRATION AND SERVICING OF
MORTGAGE LOANS

Section 3.01  Master Servicer to Assure Servicing.

The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 7.05 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to the Servicing Agreement.

In addition to the foregoing, in connection with a modification of any Mortgage Loan by a Servicer, if the Master Servicer is unable to enforce the obligations of the Servicer with respect to such modification, the Master Servicer shall notify the Depositor of such Servicer’s failure to comply with the terms of the Servicing Agreement or this Agreement. If the Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the Servicing Agreement and that any conditions to such modification set forth in the Servicing Agreement or this Agreement have been satisfied. Furthermore, if the Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the related Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that the related Servicer is not complying with such timeframes and/or other requirements.

The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the Servicer’s or the Master Servicer’s use or misuse of such powers of attorney.

The Indenture Trustee shall execute and deliver to the Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee’s sale or other documents necessary or reasonably desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

The relationship of the Master Servicer (and of any successor to the Master Servicer under this Master Servicing Agreement) to the Indenture Trustee under this Master Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

To the extent such matters are within the control of the Master Servicer, the Master Servicer may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

To the extent such matters are within the control of the Master Servicer, notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or the Noteholders or with the rights and interests of the Indenture Trustee or the Noteholders under this Master Servicing Agreement.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuing Entity, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Master Servicing Agreement and the Servicing Agreement, as applicable. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Master Servicing Agreement and the Servicing Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee.

Section 3.02  Monitoring of Servicer.

(a)  The Master Servicer shall be responsible for reporting to the Issuing Entity, the Indenture Trustee and the Depositor the compliance by the Servicer with its duties under the Servicing Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer’s compliance with the terms of the Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the Servicing Agreement, or that a notice should be sent pursuant to the Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuing Entity and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)  The Master Servicer, for the benefit of the Issuing Entity, the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under the Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder and act as servicer of the related Mortgage Loans or cause a successor Servicer selected by the Master Servicer to assume the obligations of the Servicer under the Servicing Agreement; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 100 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Except as otherwise provided in Subsection (c) below, the Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)  To the extent that the costs and expenses of the Master Servicer related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to the Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Payment Account.

(d)  The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the Servicing Agreement.

(e)  If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

Section 3.03  Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 3.04  Liability of the Master Servicer.

The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

Section 3.05  Assumption or Termination of Subservicing Agreements by Indenture Trustee.

(a)  If the Indenture Trustee, as successor Master Servicer, or another successor Master Servicer shall assume the master servicing obligations of the Master Servicer in accordance with Section 6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section 6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under the Servicing Agreement. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer’s rights and obligations therein and to have replaced the Master Servicer as a party to such Servicing Agreement to the same extent as if such Servicing Agreement had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Monthly Advances) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Servicing Agreement arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under Section 3.15 except for the Master Servicer Compensation.

(b)  In the event that the Indenture Trustee, as successor Master Servicer, or another successor Master Servicer assumes the servicing obligations of the Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such successor Master Servicer, the Master Servicer shall at its own expense (or the expense of the Trust, if the Master Servicer fails to do so) deliver to the Indenture Trustee, or to such successor Master Servicer, photocopies of all documents, files and records, electronic or otherwise, relating to the Servicing Agreement and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Servicing Agreement, or responsibilities hereunder to the Indenture Trustee, as successor Master Servicer, or to such other successor Master Servicer.

Section 3.06  Collection of Mortgage Loan Payments.

(a)  The Master Servicer will coordinate and monitor remittances by the Servicer to it with respect to the Mortgage Loans in accordance with this Master Servicing Agreement.

(b)  The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Protected Account in accordance with the Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within 48 hours (or as of such other time specified in the Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer’s own funds (less servicing compensation as permitted by the Servicing Agreement in the case of the Servicer) and all other amounts to be deposited in the Protected Account. The Servicer is hereby authorized to make withdrawals from and deposits to the Protected Account for purposes required or permitted by this Master Servicing Agreement. To the extent provided in the Servicing Agreement, the Protected Account shall be an Eligible Account and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

(c)  To the extent provided in the Servicing Agreement, amounts on deposit in the Protected Account may be invested in Eligible Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Eligible Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Payment Account, and shall be held until required for such deposit. The income earned from Eligible Investments made pursuant to this Section 3.06 shall be paid to the Servicer under the Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer (to the extent required by the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account not later than the Business Day prior to the next Servicer Remittance Date.

Section 3.07  [Reserved].

Section 3.08  [Reserved].

Section 3.09  Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer shall provide, and shall cause the Servicer to provide, to the Indenture Trustee and the Owner Trustee access to the documentation regarding the related Mortgage Loans and REO Property and to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Servicer that are designated by these entities; provided, however, that, unless otherwise required by law, the Master Servicer or the Servicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Indenture Trustee and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or the Servicer. The Master Servicer and the Servicer shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

Section 3.10  Reserved.

Section 3.11  Reserved.

Section 3.12  Reserved.

Section 3.13  Reserved.

Section 3.14  Reserved.

Section 3.15  Master Servicing Compensation.

(a)  The Master Servicer shall be entitled to receive all income and gain realized from any investment of funds in the Payment Account for the performance of its activities hereunder (the “Master Servicing Compensation”).

(b)  The Master Servicer shall be required to pay all expenses it incurs in connection with its master servicing activities under this Master Servicing Agreement and shall not be entitled in connection with its master servicing activities under this Master Servicing Agreement to reimbursement except as provided in this Master Servicing Agreement.

Section 3.16  Annual Statement as to Compliance.

(a)  The Master Servicer, the Indenture Trustee, and the Securities Administrator, each at its own expense, shall deliver (and the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Sponsor, the Securities Administrator and the Depositor, on or before March 15 of each year, commencing in March 2008, an Officer’s Certificate stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Master Servicing Agreement and, with respect to the Securities Administrator, the Indenture, or such other applicable agreement in the case of any Servicing Function Participant engaged by it, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Master Servicing Agreement and, with respect to the Securities Administrator, the Indenture, or such other applicable agreement in the case of any Servicing Function Participant engaged by it, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

(b)  The Master Servicer shall include all annual statements of compliance received by it with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

(c)  For so long as the Issuing Entity is subject to Exchange Act reporting requirements, failure of the Master Servicer to comply timely with this Section 3.16 shall be deemed a Master Servicing Default, automatically, without notice and without any cure period, and the Indenture Trustee shall, at the direction of the Sponsor, terminate all the rights and obligations of the Master Servicer under this Master Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Master Servicing Agreement or any other agreement to the contrary.

(d)  Unless available on the Securities Administrator’s website, copies of such Master Servicer annual statements of compliance shall be provided to any Noteholder upon request, by the Master Servicer or by the Securities Administrator at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Securities Administrator with such statement or (ii) the Securities Administrator shall be unaware of the Master Servicer’s failure to provide such statement).

(e)  In the event the Master Servicer, the Securities Administrator, the Indenture Trustee or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide an Officer’s Certificate pursuant to this Section 3.16 with respect to the period of time it was subject to this Agreement or any other applicable agreement, as the case may be.

Section 3.17  Annual Assessments of Compliance.

(a)  By March 15 of each year, commencing in March 2008, the Master Servicer, the Indenture Trustee and the Securities Administrator, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Sponsor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 4.06(d), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(b)  No later than the end of each fiscal year for the Issuing Entity for which a Form 10-K is required to be filed, the Master Servicer and the Indenture Trustee shall forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer, the Indenture Trustee and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties shall also at such time include the assessment (and attestation pursuant to Section 3.18) of each Servicing Function Participant engaged by it.

(c)  Promptly after receipt of such report on assessment of compliance from the Master Servicer, the Securities Administrator, the Indenture Trustee, the Servicer or any Servicing Function Participant engaged by such parties (i) the Sponsor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, the Servicer and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit E and notify the Sponsor of any exceptions.

(d)   The Master Servicer shall include all annual reports on assessment of compliance with its own assessment of compliance received by it to be submitted to the Securities Administrator pursuant to this Section.

(e)  For so long as the Issuing Entity is subject to Exchange Act reporting requirements, failure of the Master Servicer to comply timely with this Section 3.17 shall be deemed a Master Servicing Default, automatically, without notice and without any cure period, and the Indenture Trustee shall, at the direction of the Sponsor, terminate all the rights and obligations of the Master Servicer under this Master Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Master Servicing Agreement or any other agreement to the contrary.

(f)  In the event the Master Servicer, the Securities Administrator, the Indenture Trustee or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 3.17 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement. as the case may be.

Section 3.18  Attestation Reports.

(a)  By March 15 of each year, commencing in March 2008, the Master Servicer, the Indenture Trustee and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Indenture Trustee, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator and the Sponsor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

(b)  Promptly after receipt of such report from the Master Servicer, the Indenture Trustee, the Securities Administrator, the Servicer or any Servicing Function Participant engaged by such parties, (i) the Sponsor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to Section 3.17 is coupled with an attestation meeting the requirements of this Section and notify the Sponsor of any exceptions.

(c)  The Master Servicer shall include all attestations received by it with its own attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)  For so long as the Issuing Entity is subject to Exchange Act reporting requirements, failure of the Master Servicer or the Securities Administrator to comply timely with this Section 3.18 shall be deemed a Master Servicing Default, automatically, without notice and without any cure period, and the Indenture Trustee shall, at the direction of the Sponsor, terminate all the rights and obligations of the Master Servicer under this Master Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Master Servicing Agreement or any other agreement to the contrary.

(e)  In the event the Master Servicer, the Securities Administrator, the Indenture Trustee or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestations pursuant to this Section 3.18 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

Section 3.19    Annual Certification.

(a) The Master Servicer and the Securities Administrator shall and shall cause any Servicing Function Participant engaged by such party to, provide to the Certifying Person, by March 15 of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit D, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The Securities Administrator shall prepare a Sarbanes-Oxley Certification and an officer of the Depositor shall sign the same on behalf of the Issuing Entity serving as the “Certifying Person”. Such officer of the Certifying Person can be contacted by e-mail at alan.horn@americanhm.com or by facsimile at (800) 209-7276. In the event the Master Servicer or the Securities Administrator, or any Servicing Function Participant engaged by such party, is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.19 with respect to the period of time it was subject to this Master Servicing Agreement or any other applicable agreement, as the case may be.

Section 3.20  Intention of the Parties and Interpretation.

Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17, 3.18, 3.19 and 4.06 of this Master Servicing Agreement is to facilitate compliance by the Issuing Entity, the Sponsor, the Master Servicer and the Securities Administrator with the provisions of Regulation AB promulgated by the SEC under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance issued by the Commission in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Sponsor for delivery of additional or different information as the Sponsor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Master Servicing Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Section 3.21. Indemnification.

Each of the Depositor, Master Servicer, Securities Administrator, the Indenture Trustee and any Servicing Function Participant (excluding the Indenture Trustee) engaged by such party, respectively, shall indemnify and hold harmless the Master Servicer, the Securities Administrator, the Indenture Trustee and the Depositor, respectively, and each of its directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any if its obligations under hereunder, including particularly its obligations to provide any annual reports on assessment of compliance with Servicing Criteria delivered pursuant to Section 3.17, the registered public accounting firm attestation reports delivered pursuant to Section 3.18, an annual compliance statement, or any information, data or materials required to be included in any 1934 Act report or required to be delivered or filed pursuant to Sections 3.16, 3.17, 3.18, 3.19 or 4.06 hereof, b) any material misstatement or omission in any information, data or materials provided by such party (including any material misstatement or material omission in (i) any Compliance Statement, Assessment of Compliance or Attestation Report delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning the Master Servicer or the Securities Administrator), or (c) the negligence, bad faith or willful misconduct of such indemnifying party in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator, the Indenture Trustee or the Depositor, then each such party agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator, the Indenture Trustee or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE IV
ADVANCES; COMPENSATING INTEREST; REPORTING

Section 4.01  Reserved.

Section 4.02  Reserved.

Section 4.03  Reserved.

Section 4.04  Advances.

If the Monthly Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the Servicer was required to make an advance pursuant to the Servicing Agreement exceeds the amount deposited in the Payment Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer, in its capacity as successor Servicer, will deposit in the Payment Account not later than the Business Day immediately preceding the related Payment Date an amount equal to such deficiency, except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the Servicer is required to do so under the Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Business Day prior to the Payment Date, the Master Servicer shall present an Officer’s Certificate to the Securities Administrator (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 4.05  Compensating Interest Payments.

The Master Servicer shall deposit in the Payment Account not later than the Business Day immediately preceding the related Payment Date an amount equal to the lesser of (i) the sum of the aggregate amount required to be paid by the Servicer under the Servicing Agreement with respect to Compensating Interest with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the Servicer and (ii) the Master Servicer Compensation for such Payment Date (such amount, the “Compensating Interest Payment”). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

Section 4.06  Exchange Act Reporting.

(a)  (i)      Within 15 days after each Payment Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Issuing Entity any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Payment Date Statement for the related Payment Date attached thereto. Any disclosure in addition to the Payment Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by the entity that is indicated in Exhibit C as the party responsible for providing that information and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)       Within 5 calendar days after the related Payment Date, (A) the Master Servicer, the Securities Administrator, the Issuing Entity, the Indenture Trustee and the Sponsor hereby agree to, and the other parties to the American Home Mortgage Investment Trust 2007-2 transaction shall be required to, provide to the Securities Administrator and the Sponsor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure for which such party is responsible as set forth on Exhibit C hereto, if applicable, together with an Additional Disclosure Notification in the form of Exhibit E hereto (an “Additional Disclosure Notification”) and (B) the Sponsor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Sponsor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)       After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Sponsor (provided that such Form 10-D includes any Additional Form 10-D Disclosure) and the Master Servicer for review. No later than the Business Day prior to the date specified in the next sentence (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than 2 Business Days prior to such Business Day), the Sponsor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 10-D. In the absence of any written changes or approval within the same time, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with arrangements for the execution of, and the filing of the Form 10-D. No later than 2 Business Days prior to the 15th calendar day after the related Payment Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.06(c)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D. Each party to this Master Servicing Agreement acknowledges that the performance by the Master Servicer and Securities Administrator of its duties under this Section 4.06(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties as set forth in this Master Servicing Agreement. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)  (i)      Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Sponsor, the Securities Administrator shall prepare and file on behalf of the Issuing Entity any Form 8-K, as required by the Exchange Act, provided that the Sponsor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be determined and prepared by the entity that is indicated in Exhibit C as the responsible party for providing that information and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)       For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than 12:00 noon New York time on the 2nd Business Day after the occurrence of a Reportable Event (i) the Master Servicer, the Securities Administrator, the Issuing Entity, the Indenture Trustee and the Sponsor hereby agree to, and the other parties to the American Home Mortgage Investment Trust 2007-2 transaction shall be required to, provide to the Securities Administrator and the Sponsor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information for which such party is responsible as set forth on Exhibit C hereto, if applicable, together with an Additional Disclosure Notification and (ii) the Sponsor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Sponsor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

(iii)       After preparing the Form 8-K, the Securities Administrator shall, upon request, forward electronically a draft copy of the Form 8-K to the Master Servicer and the Sponsor for review. No later than the close of business New York City time on the third Business Day after the Reportable Event, the Sponsor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 8-K. In the absence of any written changes or approval within such timeframe, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with arrangements for the execution of, and filing of, the Form 8-K. No later than 12:00 noon New York time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.06(c)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K that has been prepared and filed by the Securities Administrator. The parties to this Master Servicing Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 4.06(b) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Master Servicing Agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)  (i)      On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Issuing Entity under the Exchange Act. If the Securities Administrator has not filed such Form 15 by January 30, 2008, within five Business Days of such date, the Securities Administrator shall provide written notice to the Swap Provider that the Securities Administrator has not filed such Form 15.

(ii)       In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Master Servicing Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Master Servicing Agreement or for any other reason, the Securities Administrator will promptly notify the Sponsor. In the case of Form 10-D and 10-K, the parties to this Master Servicing Agreement and the Servicer will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Sponsor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended and such amendment includes any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or any amendment to such disclosure, the Securities Administrator will notify the Sponsor of the amendment pertaining to an additional reporting item on such form and the Sponsor will cooperate with the Securities Administrator to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an officer of the Master Servicer in charge of the master servicing function. The parties to this Master Servicing Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their duties under this Section 4.06(c) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Master Servicing Agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)  (i)      Within 90 days after the end of each fiscal year of the Issuing Entity or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Issuing Entity ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Issuing Entity a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Master Servicing Agreement and the Servicing Agreement, (i) an annual compliance statement for the Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (a “Reporting Servicer”) as described under the related servicing agreement and Section 3.16 hereof, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described in the servicing agreement and Section 3.17 hereof, and (B) if each Reporting Servicer’s report on assessment of compliance with servicing criteria described under the servicing agreement and Section 3.17 hereof identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s report on assessment of compliance with servicing criteria described thereunder is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described in the related servicing agreement or under Section 3.18 hereof, and (B) if any registered public accounting firm attestation report described in the related servicing agreement identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) the Sarbanes-Oxley Certification as described in the related servicing agreement or Section 3.19 hereof. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by the entity that is indicated in Exhibit C as the responsible party for providing that information and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)       No later than March 15 of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the Master Servicer, the Securities Administrator, the Issuing Entity, the Indenture Trustee and the Sponsor hereby agree to, and the other parties to the American Home Mortgage Investment Trust 2007-2 transaction shall be required to, provide to the Securities Administrator and the Sponsor, to the extent known to a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure for which such party is responsible as set forth on Exhibit C hereto, if applicable, together with an Additional Disclosure Notification and (ii) the Sponsor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Sponsor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

(iii)       After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer and the Sponsor for review. No later than the Business Day prior to the date specified in the next sentence (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than 2 Business Days prior to such Business Day), the Sponsor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval within such timeframe, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution of, and filing of, the Form 10-K. No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Sponsor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.06(c)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K. The parties to this Master Servicing Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 4.06(d) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 4.06(d), the related Servicing Agreement, Section 3.16, Section 3.17, Section 3.18 and Section 3.19. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare , execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding the provisions of Section 7.01, this Section 4.06 may be amended without the consent of the Noteholders.

ARTICLE V
THE MASTER SERVICER

Section 5.01  Liability of the Master Servicer.

The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

Section 5.02  Merger or Consolidation of or Assumption of the Obligations of the Master Servicer.

Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

The Master Servicer may assign its rights and delegate its duties and obligations under this Master Servicing Agreement; provided, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, shall have a net worth of not less than $10,000,000, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Depositor an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Depositor, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Master Servicing Agreement; provided, further, that each Rating Agency’s rating of the applicable Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency addressed and delivered to the Indenture Trustee) or considered to be below investment grade.

Section 5.03  Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Company, the Issuing Entity, the Owner Trustee, the Securities Administrator, the Indenture Trustee or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Master Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Master Servicing Agreement or any other Basic Document other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to master service the Mortgage Loans in accordance with this Master Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Master Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer’s right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Sections 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer shall not be liable for any acts or omissions of the Servicer, except as otherwise expressly provided herein.

Section 5.04  Master Servicer Not to Resign.

Subject to the provisions of Section 5.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee). No such resignation by the Master Servicer shall become effective until such successor master servicer shall have assumed the Master Servicer’s responsibilities and obligations hereunder or another successor Master Servicer has been appointed in accordance with Section 6.02 and has accepted such appointment. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the Master Servicer pursuant to any provision of this Master Servicing Agreement. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

Section 5.05  Delegation of Duties.

In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

Section 5.06  Indemnification.

The Master Servicer agrees to indemnify the Indenture Trustee, the Securities Administrator and Owner Trustee (each an “Indemnified Person”) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Master Servicing Agreement (i) related to the Master Servicer’s failure to perform its duties in material compliance with this Master Servicing Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Master Servicing Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer’s failure to receive any such notice shall not affect an Indemnified Persons’ right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, Owner Trustee, the Securities Administrator and the Master Servicer and the termination of this Master Servicing Agreement.

Section 5.07  Patriot Act.

In order to comply with its duties under the USA Patriot Act of 2001, the Indenture Trustee shall obtain and verify certain information and documentation from the other parties to this Master Servicing Agreement including, but not limited to, each such party’s name, address and other identifying information.

ARTICLE VI
DEFAULT

Section 6.01  Master Servicing Default.

If any one of the following events (each, a “Master Servicing Default”) shall occur and be continuing:

(i)  The Master Servicer fails to deposit in the Payment Account any amount required to be deposited by the Master Servicer pursuant to this Master Servicing Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

(ii)  The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Master Servicing Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes; or

(iii)  There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)  The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

(v)  The Master Servicer assigns or delegates its duties or rights under this Master Servicing Agreement in contravention of the provisions permitting such assignment or delegation under Section 5.04; or

(vi)  The Master Servicer fails to deposit in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) required to be made by it, and such failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer.

then, and in every such case, so long as a Master Servicing Default shall not have been remedied by the Master Servicer, either the Indenture Trustee or the holders of at least 51% of the aggregate Note Principal Balance of each Class of Notes may, or may direct the Indenture Trustee to, by written notice then given to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as master servicer under this Master Servicing Agreement other than its right to receive master servicing compensation and expenses for master servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Indenture Trustee, subject to written notice to the Issuing Entity may exercise any and all other remedies available at law or equity. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Company and the Issuing Entity. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Master Servicing Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, as successor Master Servicer, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual master servicing functions can be fully transferred to the Indenture Trustee, as successor Master Servicer, or to a successor Master Servicer appointed by the Indenture Trustee pursuant to the provisions hereof, provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual master servicing functions or find a successor Master Servicer as soon as possible but no later than 90 days after such termination; provided, that the Indenture Trustee shall continue to have the right to appoint a successor Master Servicer after such 90-day period in accordance with Section 6.02. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or other successor Master Servicer for administration by it of (i) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer’s duties thereunder and under the Servicing Agreement; (ii) the rights and obligations of the Master Servicer under the Servicing Agreement with respect to the Mortgage Loans; (iii) all cash amounts which shall at the time be deposited by the Master Servicer or required to have been deposited by it to the Payment Account pursuant to this Master Servicing Agreement or thereafter be received with respect to the Mortgage Loans; and (iv) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or other successor Master Servicer to master service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys’ fees and disbursements) incurred by the Indenture Trustee or a successor Master Servicer in connection with its succession as Master Servicer, including amending this Master Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section 6.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the terminated Master Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor Master Servicer, shall be reimbursed by the Issuing Entity pursuant to Section 6.07 of the Indenture.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Master Servicer’s rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

The Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Master Servicing Default hereunder.

Section 6.02  Indenture Trustee to Act; Appointment of Successor.

(a)  Within 90 days of the time the Master Servicer sends a notice pursuant to Section 5.04, the Indenture Trustee on behalf of the Noteholders, or other successor appointed in accordance with this Section 6.02, shall become the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Master Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, including but not limited to the provisions of Article V. Nothing in this Master Servicing Agreement shall be construed to permit or require the Indenture Trustee or any other successor Master Servicer to (i) be responsible or accountable for any act or omission of the predecessor Master Servicer, (ii) fund any losses on any Eligible Investment directed by any other Master Servicer, or (iii) be responsible for the representations and warranties of the Master Servicer, except as provided herein; provided, however, that the Indenture Trustee, as successor Master Servicer, shall be required to make any Monthly Advances to the extent that the Master Servicer failed to make such Monthly Advances, to the extent such Monthly Advance is not determined by the Indenture Trustee to be a Nonrecoverable Advance. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Noteholders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies (as evidenced by a letter to such effect delivered by the Rating Agencies). Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Master Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Master Servicing Agreement, as shall be necessary to effectuate any such succession.

(b)  Any successor, including the Indenture Trustee on behalf of the Noteholders, to the Master Servicer as master servicer shall during the term of its service as master servicer shall (i) continue to master service and administer the Mortgage Loans for the benefit of the Securityholders, and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

(c)  Any successor Master Servicer, including the Indenture Trustee on behalf of the Noteholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Payment Account or otherwise cooperate with any required servicing transfer or succession hereunder.

(d)  Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any master servicing fee or any differential in the amount of the master servicing fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as a successor Master Servicer under this Master Servicing Agreement and the transactions set forth or provided for herein.

Section 6.03  Notification to Noteholders.

Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Owner Trustee, the Company, the Issuing Entity, the Swap Provider and the Rating Agencies.

Section 6.04  Waiver of Defaults.

The Indenture Trustee shall transmit by mail to all Noteholders, within 10 days after the occurrence of any Master Servicing Default known to the Indenture Trustee, unless such Master Servicing Default shall have been cured, notice of each such Master Servicing Default hereunder of which a Responsible Officer of the Indenture Trustee has actual knowledge. The holders of at least 51% of the aggregate Note Principal Balance of each Class of the Notes may waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Master Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 7.01  Amendment.

This Master Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment does not materially adversely affect the Securityholders as evidenced by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Notes or an Opinion of Counsel (unless the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance consents to such amendment).

No amendment of this Master Servicing Agreement that could reasonably be expected to have a material adverse effect on the duties or obligations of the Swap Provider or Cap Contract Provider may be entered into without the consent of the affected party, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that the consent of the Swap Provider or Cap Contract Provider is not obtained in connection with an amendment of this Master Servicing Agreement, the Depositor shall provide the Indenture Trustee with an Officer’s Certificate prior to the execution of the amendment stating that such consent is not required because such amendment could not reasonably be expected to have a material adverse effect on the duties or obligations of either of the Swap Provider or Cap Contract Provider.

Section 7.02  GOVERNING LAW.

THIS MASTER SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN THE PROVISIONS OF SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.03  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

(a)  in the case of the Master Servicer or Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia , Maryland 21046

(or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - AHMIT 2007-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing;)

(b)  in the case of Rating Agencies:

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
55 Water Street - 41st Floor
New York, New York 10041
Attention: Asset Backed Surveillance Group

Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007
Attention:

(c)  in the case of the Owner Trustee, the Corporate Trust Office: Wilmington Trust Company

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

(d)  in the case of the Issuing Entity, to American Home Mortgage Investment Trust 2007-2: c/o American Home Mortgage Securities LLC

538 Broadhollow Road
Melville, New York 11747
Attention: General Counsel

(e)  in the case of the Indenture Trustee: its Corporate Trust Office

(f)  in the case of the Swap Provider and Cap Contract Provider:

Bear Stearns Financial Products Inc.
383 Madison Avenue
New York, New York 10179
Attention: DPC Manager

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Master Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to the Rating Agencies.

Section 7.04  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Master Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Master Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Master Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

Section 7.05  Third-Party Beneficiaries.

This Master Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Issuing Entity, the Owner Trustee, the Depositor and any of its officers and directors, the Indenture Trustee, the Swap Provider, the Cap Contract Provider and Party B (as defined in the related Swap Agreement or Cap Contract) and their respective successors and permitted assigns. Except as otherwise provided in this Master Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right (but not the obligation) to exercise all rights of the Issuing Entity under this Master Servicing Agreement. The Depositor and its officers and directors (in their corporate or individual capacity) shall have the right to bring an action against any party hereto as it relates to a failure of such party to comply with its obligations under Section 4.06 of this Master Servicing Agreement.

Section 7.06  Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7.07  Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 7.08  Termination.

The respective obligations and responsibilities of the Master Servicer and the Issuing Entity created hereby shall terminate (i) upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and (ii) a REMIC Conversion, in which case, the parties hereto will enter into the REMIC Pooling and Servicing Agreement, which shall include similar terms as this Agreement and shall govern the servicing of the Mortgage Loans.

Section 7.09  No Petition.

The Master Servicer, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity, by entering into this Master Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuing Entity. This section shall survive the satisfaction and discharge of the Indenture by one year.

Section 7.10  No Recourse.

The Master Servicer acknowledges that no recourse may be had against the Issuing Entity, except as may be expressly set forth in this Master Servicing Agreement.

Section 7.11  Consent to Jurisdiction.

The parties to this Master Servicing Agreement each hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Master Servicing Agreement or the transactions contemplated hereby, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MASTER SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Master Servicer, the Issuing Entity, the Sponsor and the Indenture Trustee have caused this Master Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

WELLS FARGO BANK, N.A., as Master Servicer and as Securities Administrator

By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President

AMERICAN HOME MORTGAGE INVESTMENT TRUST 2007-2, as Issuing Entity

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Robert J. Perkins
Name: Robert J. Perkins
Title: Senior Financial Services Officer

AMERICAN HOME MORTGAGE ACCEPTANCE, INC. as Sponsor

By:	/s/ Alan B. Horn
Name: Alan B. Horn
Title: Executive Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Radha Nilakantan
Name: Radha Nilakantan
Title: Authorized Signer

By:	/s/ Barbara Campbell
Name: Barbara Campbell
Title: Vice President

EXHIBIT A
MORTGAGE LOAN SCHEDULE
(FILED MANUALLY)

EXHIBIT B
FORM OF REQUEST FOR RELEASE
DATE:

TO:

RE:REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Master Servicing Agreement (“Master Servicing Agreement”) Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)Mortgage Loan Prepaid in Full
Other
Mortgage Loan Repurchased

Please deliver the Mortgage File to __________________________________________________

We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been deposited in the Payment Account as provided in the Master Servicing Agreement.”

[Name of Master Servicer]
Authorized Signature

******************************************************************************
TO INDENTURE TRUSTEE: Please acknowledge this request (if we so request), and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Master Servicing Agreement.

Enclosed Documents:
[ ]	Promissory Note
[ ]	Primary Insurance Policy
[ ]	Mortgage or Deed of Trust
[ ]	Assignment(s) of Mortgage or Deed of Trust
[ ]	Title Insurance Policy
[ ]	Other:

Name

Title

Date

EXHIBIT C

FORM 10-D, FORM 8-K AND FORM 10-K
REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 4.06.

Under Item 1 of Form 10-D: a) items marked “7.05 statement” are required to be included in the periodic Payment Date Statement under Section 7.05 of the Indenture, provided by the Securities Administrator based on information received from the Master Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 7.05 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Servicer	Master Servicer	Securities Administrator	Indenture Trustee	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) - Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.			X (7.05 Statement)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (7.05 Statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (7.05 Statement)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (7.05 Statement)
(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
X (7.05 Statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (7.05 Statement)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (7.05 Statement)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (7.05 Statement)
(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
X (7.05 Statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (7.05 Statement)
(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
X (7.05 Statement)
(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.
X (7.05 Statement)
		(9) Delinquency and loss information for the period.	X	X	X (7.05 Statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X	X
(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
			X	X	X (7.05 Statement)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X	X (7.05 Statement)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X			X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (7.05 Statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,					X
any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
			X	X	X		X
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
							X	X
		Item 1121(b) - Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).					X
	2	Legal Proceedings
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)						X
		Depositor					X
		Trustee				X
		Issuing entity					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date					X
Custodian
	3	Sales of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X	X (solely to the extent of its actual knowledge)
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q			X	X (only if matter for vote is being initiated by it)
	6	Significant Obligors of Pool Assets
		Item 1112(b) - Significant Obligor Financial Information*					X	X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1115(b) - Derivative Counterparty Financial Information*
		Determining current maximum probable exposure					X
		Determining current significance percentage			X
		Requesting required financial information or effecting incorporation by reference			X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported
	9	Exhibits
		Distribution report			X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements					X
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
			X	X (if Servicer is not a party)	X (if Servicer is not a party)		X (if Master is not a party)	X (if Servicer is not a party)
	1.02	Termination of a Material Definitive Agreement	X	X (if Servicer is not a party)	X (if Servicer is not a party)		X (if Master is not a party)	X (if Servicer is not a party)
Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership
Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, derivatives counterparty, Custodian
			X	X	X	X (solely as to itself)	X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 7.05 Statement
				X	X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Servicing Agreement, Master Servicing Agreement, Indenture	X	X	X	X (solely to the extent of its actual knowledge and Master Servicer is not a party)	X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”				X (solely to the extent of its actual knowledge)	X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]					X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]					X
	6.02	Change of Servicer, or Trustee
Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.
			X	X	X	X (successor of trustee)	X
		Reg AB disclosure about any new servicer (from entity appointing new servicer) or trustee (from Depositor) is also required.					X
	6.03	Change in Credit Enhancement or Other External Support
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
					X		X
		Reg AB disclosure about any new enhancement provider is also required.					X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure
If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.					X
	7.01	Regulation FD Disclosure	X	X	X		X	X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.					X
	9.01	Financial Statements and Exhibits
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) - Significant Obligor Financial Information					X	X
Item 1114(b)(2) - Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1115(b) - Derivative Counterparty Financial Information
		Determining current maximum probable exposure					X
		Determining current significance percentage			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)						X
		Depositor					X
		Trustee				X
		Issuing entity					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date					X	X
Custodian
Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Noteholders:
		Sponsor (Seller)						X
		Depositor					X
		Trustee				X (as to 1119(a) only)
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator					X	X
Custodian
		Significant Obligor					X	X
		Item 1122 - Assessment of Compliance with Servicing Criteria	X	X	X
		Item 1123 - Servicer Compliance Statement	X	X

EXHIBIT D

FORM OF CERTIFICATION TO BE
PROVIDED BY THE MASTER SERVICER/SECURITIES ADMINISTRATOR TO DEPOSITOR

The Master Servicer/Securities Administrator hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.      I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of the period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.      Based on my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3.      Based on my knowledge, the distribution information required to be provided by the Master Servicer/Securities Administrator under the Master Servicing Agreement for inclusion in the Reports is included in the Reports;

4.      I am responsible for reviewing the activities performed by the Master Servicer/Securities Administrator under the Master Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Master Servicer/Securities Administrator required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Master Servicer/Securities Administrator has fulfilled its obligations under the Master Servicing Agreement in all material respects; and

5.      The report on assessment of compliance with servicing criteria for asset-backed securities of the Master Servicer/Securities Administrator and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

Date:

_____________________________

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE

Key:
X - obligation

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Reg AB Reference	Servicing Criteria	Servicer	Master Servicer	Securities Administrator	Indenture Trustee
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
		X	X
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
		X	X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	X	X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
		X	X	X
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	X			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X		X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X		X

EXHIBIT F

FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO [XXX-XXX-XXXX] AND VIA EMAIL TO [_______________] AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW

Wells Fargo Bank, N.A. as [Securities Administrator]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: cts.sec.notifications@wellsfargo.com

Attn:	Corporate Trust Services - AHMIT 2007-2 - SEC REPORT PROCESSING

RE:	**Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [__] of the Master Servicing Agreement (the “Master Servicing Agreement”), dated as of April 20, 2007, among Wells Fargo Bank, National Association, American Home Mortgage Investment Trust 2007-2 and Deutsche Bank National Trust Company, the undersigned, as [_____________________] hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [______________], phone number [__________]; email address [_______________].

[NAME OF PARTY]
As [role]

By:
Name: